UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 5, 2008

RAVEN MOON ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	000-24727	59-3485779
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2005 Tree Fork Lane
Longwood, FL	32750
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (407) 744-4462

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended tosimultaneously satisfy the filing obligation of the registrant underany of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

       On March 5, 2008, Joey DiFrancesco, the Chairman of theBoard and CEO of the Registrant, issued a press release, a copyof which is furnished herewith as Exhibit 99.1 and is incorporatedherein by reference.  Such press release has also been posted onthe Registrant's website.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Document
99.1	Press Release, dated March 5, 2008.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of1934, the Registrant has duly caused this report to be signed on itsbehalf by the undersigned hereunto duly authorized.
RAVEN MOON ENTERTAINMENT, INC.

Dated: March 10, 2008	By:	/s/ Joey DiFrancesco
Joey DiFrancesco
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release, dated March 5, 2008.